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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of The
                       Securities and Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 26, 2001



                            TRINITY INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)


              Delaware                          1-6903                          75-0225040
      (State of incorporation)           (Commission File No.)      (IRS Employer Identification No. )


         2525 Stemmons Freeway, Dallas, Texas                       75207-2401
      (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (214) 631-4420

                                 Not Applicable
         (Former name or former address, if changed since last report.)


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Item 2. Acquisition or Disposition of Assets

         Trinity Industries, Inc. ("Registrant"), TCMC Acquisition Corp., an Illinois corporation and a wholly-owned subsidiary of Registrant ("TCMC"), Thrall Car Manufacturing Company, an Illinois corporation ("Thrall") and Thrall Car Management Company, Inc., a Delaware corporation ("Newco") entered into a merger transaction pursuant to an Agreement and Plan of Merger dated August 13, 2001 ("Merger Agreement"). The transaction was completed on October 26, 2001 by the merger of TCMC with and into Thrall with Thrall being the surviving corporation of such merger (the "Merger") and becoming a wholly-owned subsidiary of Registrant.

         Under the terms of the Merger Agreement, the issued and outstanding shares of common stock of Thrall were converted into an aggregate 7,150,000 shares of common stock, $1.00 par value of Registrant ("Common Stock"), $165,500,000 (subject to adjustment as described in the Merger Agreement) and the right to receive additional payments, not to exceed $45,000,000 over a five year period, based on a formula related to the annual rail car industry production levels.

         Pursuant to the Merger Agreement, Registrant and Newco entered into a Stockholder's Agreement ("Stockholder's Agreement") and a Registration Rights Agreement (the "Registration Rights Agreement") at the closing of the Merger. Pursuant to the Stockholder's Agreement, Newco was granted certain governance rights relating to Registrant, and is subject to certain voting and transfer restrictions on the Common Stock that was received in the Merger. In addition, Newco is entitled to designate one member of the board of directors of Registrant, which designee is Craig J. Duchossois.

         A copy of the press release announcing the completion of the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired.

                  To be filed by amendment on or about January 9, 2002.

         (b)      Pro Forma Financial Information.

                  To be filed by amendment on or about January 9, 2002.

         (c)      The following exhibits are filed with this report:

         2.1 Agreement and Plan of Merger dated as of August 13, 2001 by and among Registrant, TCMC Acquisition Corp., Thrall Car Manufacturing Company and Thrall Car Management Company, Inc. filed as Exhibit 2.1 to Registrant's 8-K dated August 15, 2001 and incorporated by reference herein.

         99.1 Press Release, dated October 26, 2001.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 29, 2001                   TRINITY INDUSTRIES, INC.



                                           By: /s/ Michael G. Fortado
                                              -------------------------------
                                           Michael G. Fortado
                                           Vice President, General Counsel
                                           and Secretary






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                                  EXHIBIT INDEX

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
       EXHIBIT
       NUMBER                       DESCRIPTION
       ------                       -----------

         2.1 Agreement and Plan of Merger dated as of August 13, 2001 by and among Trinity Industries, Inc., TCMC Acquisition Corp., Thrall Car Manufacturing Company and Thrall Car Management Company, Inc. filed as Exhibit 2.1 to Registrant's 8-K dated August 15, 2001 and incorporated by reference herein.

         99.1     Press Release, dated October 26, 2001.
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